As filed with the Securities and Exchange Commission on June 8, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22880

Steben Alternative Investment Funds

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Annual Report March 31, 2018

Steben Managed Futures Strategy Fund

Class A | SKLAX Class C | SKLCX Class I | SKLIX Class N | SKLNX

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Steben Managed Futures Strategy Fund

(a series of Steben Alternative Investment Funds)

Steben Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ended March 31, 2018 (Unaudited)

Dear Investor,

The Steben Managed Futures Strategy Fund (the “Fund”) seeks to achieve positive long term absolute returns with a low correlation to board equity and fixed income market returns. It seeks to achieve this objective by employing a managed futures strategy, which attempts to profit from trends and other price patterns in financial futures markets (consisting of equity index, interest rate and currency futures), commodity futures markets (consisting of energy, metals and agricultural futures) and currency forward contract markets.

Managed Futures Trading Advisor Allocations

The Fund allocates to multiple Trading Advisors in order to achieve potentially lower volatility than single manager funds due to the diversification benefits of spreading capital across different advisors and managed futures trading styles.

The Fund added two additional Trading Advisors during the past twelve months, Crabel Capital Management, LLC and Welton Investment Partners, LLC, which brings the total number to five. Four Trading Advisors are primarily trend-following in style, and these accounted for 85% of the portfolio allocation as of March 31, 2018. The trend-followers include Millburn Ridgefield Corporation, PGR Capital LLP, Crabel Capital Management, LLC and Welton Investment Partners, LLC. One Trading Advisor, Revolution Capital Management, LLC, employs a primarily non-trend style and accounted for 15% of the portfolio allocation.

Trading Advisor Allocations*

As of March 31, 2018

*Allocations are subject to change anytime.

Performance

Managed futures performance over the period from April 1, 2017 – March 31, 2018 was flat to marginally negative. The Barclay Systematic Traders Index, a benchmark representing the equally weighted returns of approximately 400 managed futures programs, was down 0.10% over the period. In comparison, the Fund’s Class I Shares were down 2.08%, falling slightly more than the benchmark this past year, after outperforming in the previous year. The difference in performance between the Fund and the benchmark over this period was due primarily to the Fund’s larger trend positions in equities. These were sources of profit in 2017, but saw sharp reversals in the first quarter of 2018.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit www.steben.com.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 3

From April through June, market volatility was extremely muted. Trend-following programs were able to capitalize on rising equity markets through long positions. However, rising bond yields hurt the Fund’s long bond positions. In addition, choppy sideways price movements in energy and metals caused whipsaw losses.

The second half of 2017 saw improved Fund performance. The bulk of gains came from long equity positions as stock markets rallied on strong economic growth and the passage of tax cuts in the US. Daily market volatility remained at the lowest levels seen in over half a century. The Fund was also able to profit from rising oil prices in the latter half of 2017 through long positions.

Bullish trends in stocks and oil continued into January 2018. However, February saw a jump in market volatility and sharp reversals in global equities and energy, as investors grew worried over possible rising inflation and more aggressive central bank tightening. Adding to these concerns in March was the possibility of a trade war between the US and China. The majority of the Fund’s losses for the quarter came from long equity positions. Reversals in physical commodities also detracted from returns, while fixed income trading was additive in the first quarter.

Sector Returns

April 1, 2017 – March 31, 2018

Sector Returns are gross of Fund and Trading Advisor Fees and Expenses

Market Attribution

●	Equities – Stocks were the most profitable sector over the trailing twelve months, gaining 5.6%. The Fund initially made strong gains of over 12% in long equity index positions from April 2017 through January 2018 as stocks surged on positive economic data and the Trump tax cuts. However fear of monetary tightening and escalating trade disputes caused sharp equity reversals in February and March 2018, leading to partial givebacks for the Fund. As a result of the reversal, long positions were reduced significantly.

●	Interest Rates – The Fund saw a modest loss from bond futures trading, primarily between April and June 2017, as monetary tightening and rising interest rates caused a sell-off in bonds, hurting the Fund’s long positions. The Fund repositioned to a short bond position and recovered some of the initial losses over the first quarter of 2018.

●	Agriculturals – Choppiness in grains markets throughout the trailing 12 months caused losses in agricultural commodities. In the first quarter of 2018, the threat of Chinese retaliation against US grain exports in a broader trade dispute caused price volatility.

●	Currencies – Although the US Dollar weakened against most major currencies over the past 12 months, the path was not smooth and saw some large reversals along the way, whipsawing the Fund’s trend-following managers and causing a loss.

●	Energy – Oil prices bounced around in a trendless fashion until mid-2017 when OPEC supply cuts began to take hold and cause an upward trend to develop. Gains in the second half of 2017 helped to offset earlier losses. However, a sharp oil price reversal in February 2018 led to a net loss over the full period.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 4

●	Metals – The metals sector was the largest detractor for the Fund over the past year, although the loss was moderate in size. Despite improving economic growth, industrial metals such as copper drifted sideways in a choppy fashion, causing trend-following losses. In precious metals, there were no steady trends that emerged in gold, despite monetary tightening.

Summary

Traditional long only stock portfolios saw much stronger performance than diversifiers such as managed futures over the past year. However, benign market conditions like these do not last indefinitely. At this late stage in the 9th year of the bull market, we believe the value of diversification is as high as ever. Indeed, the first quarter of 2018 saw a sharp correction in equities and a spike in volatility due to nervousness over high valuations, monetary tightening and trade conflicts. This potentially marks a turning point in the market cycle. Managed futures went through an initial period of transitional losses, as is typical when a major trend reverses and trading positions adjust. The Fund’s trend-following systems have significantly unwound their long equity exposures and stand ready to move into a net short position in stocks, with the potential to profit if a sustained bear market trend develops.

We thank you for investing in the Steben Managed Futures Strategy Fund. As always, we appreciate your continued support.

Sincerely,

John Dolfin

Chief Investment Officer

Steben & Company, Inc.

DEFINITIONS:

Barclay Systematic Traders Index*: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2018 there were 400 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception of index: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

*It is not possible to invest directly in an index.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AS WITH ANY INVESTMENT, THERE IS A POTENTIAL FOR GAIN AND A RISK OF LOSS. Returns less than one year are cumulative. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For the most recent month-end performance, please visit www.steben.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, Class C, Class I and Class N shares are 2.24%, 2.99%, 1.99% and 2.24%, respectively. Performance shown at NAV does not reflect any fees or sales charges and would be lower if it did. Investors of Class C shares may be subject to a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within 12 months of purchase. A redemption fee of 1.00% of the then-current value of the Class I and Class N shares redeemed is imposed on redemptions of shares made within 30 days of purchase (i.e., the redemption is effective on or before the 30th day following the date of purchase), subject to certain exceptions. The CDSC and redemption fee are not reflected in the quoted returns.

At any given time, the Fund may not allocate to any of the managers listed and may allocate to other managers. Similarly, the Fund may allocate some or all of its assets to various sectors at any given time. Performance by Sector presents the performance for each sector traded in the Fund, over the period shown, and is gross of Fund fees.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 5

RISK CONSIDERATIONS: There are risks involved with investing, including the possible loss of principal. The Steben Managed Futures Strategy Fund (Fund) is a non-diversified mutual fund. It invests up to 25% of its assets in a Cayman Islands subsidiary. Fund investors will bear the fees and expenses of the subsidiary. An investment in the Fund is speculative and there is no guarantee that the Fund will achieve its investment objectives. An investment in the Fund should be viewed as part of an overall investment program and should only be made by investors willing to undertake the risks involved. Diversification does not eliminate risk. Investing in commodity futures subjects the Fund to volatility as futures prices are influenced by weather, geologic and environmental factors, regulatory changes and restrictions. Investing in foreign currencies subjects the Fund to the risk that those currencies will change adversely in value relative to the US dollar. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Trading on foreign exchanges and foreign investments including exposure to foreign currencies, involves risks not typically associated with US investments, including fluctuations in foreign currency values, adverse social and economic developments, less liquidity, greater volatility, less developed or inefficient trading markets, political instability and differing auditing and legal standards. Derivative instruments can be highly volatile, illiquid and difficult to value. The Fund’s use of derivatives such as futures, swaps, forward contracts and options contracts exposes the Fund to additional risks such as leverage risk, tracking risk, liquidity risk and counterparty default risk that it may not be subject to if it invested directly in the underlying securities. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The use of leverage can increase share price volatility and magnify gains or losses, as well as cause the Fund to incur additional expenses. The value of most fixed income securities and derivatives are impacted by changes in interest rates. Fixed income securities with longer durations tend to be more sensitive and more volatile than securities with shorter durations; fixed income prices generally fall as interest rates rise. Other risks include credit risk which refers to an issuer’s ability to make interest and principal payments when due. Below investment grade and high yield or junk bond debt is subject to heightened credit risk, liquidity risk, and risk of default. Investing in commodities through a controlled foreign corporation subsidiary involves taxation and regulatory risk. Where applicable, income received from commodities-related investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Changes in applicable foreign and domestic laws could result in the inability of the Fund and/or subsidiary to operate. There is no guarantee that any of the trading strategies used by the trading advisers retained will be successful. The adviser’s judgments about the investment expertise of each trading adviser accessed may prove to be inaccurate and may not produce the desired results.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 855.775.5571 or visiting www.steben.com. Please read the prospectus carefully before investing.

Foreside Fund Services, LLC, Distributor

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Steben Managed Futures Strategy Fund:

Opinion of the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Steben Managed Futures Strategy Fund (the Fund), including the consolidated schedule of investments as of March 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the three year period then ended and the period April 1, 2014 through March 31, 2015. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the three year period then ended and the period April 1, 2014 through March 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Steben investment companies since 2014.

Columbus, Ohio

May 25, 2018

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 7

Steben Managed Futures Strategy Fund

Performance Review

As of March 31, 2018 (Unaudited)

	Inception Date	Total Returns One Year	Total Returns Three Years	Average Annual Total Returns Since Inception
Class A (without maximum load)	4/1/2014	-2.32%	-2.57%	2.06%
Class A (with maximum load)	4/1/2014	-7.94%	-4.48%	0.56%
Class C	4/1/2014	-4.05%	-3.30%	1.31%
Class I	4/1/2014	-2.08%	-2.33%	2.29%
Class N	4/1/2014	-2.32%	-2.57%	2.06%
Barclay Systematic Traders Index	4/1/2014	-0.10%	-3.18%	1.18%
ICE BofA Merrill Lynch US 3-Month Treasury Bill Index	4/1/2014	1.11%	0.53%	0.40%

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit www.steben.com. Returns less than one year are cumulative. The Fund’s annual operating expense ratio (gross) for Class A, C, I and N shares are 2.24%, 2.99%, 1.99% and 2.24%, respectively.

Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Class C charges a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions on shares held for less than one year after purchase. Class I and Class N imposes a 1.00% redemption fee on shares held for less than 30 days.

Barclay Systematic Traders Index: An equal weighted composite of managed futures programs whose approach is at least 95% systematic. In 2018 there were 400 systematic programs included in the index. The performance of the index is net of management and incentive fees from the individual trading managers. Inception of index: 1/1987. Performance Source: BarclayHedge. Managed futures investments are subject to risks, including illiquidity, lack of a secondary market, and the volatility of the underlying commodities or futures markets traded by a particular program.

ICE BofA Merrill Lynch US 3-Month Treasury Bill Index: Comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly-selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. Inception of index: 1/1978. Performance Source: Merrill Lynch & Co, Inc. Treasury bills are subject to risks, including: interest rate risk, call risk, credit risk and reinvestment risk. Treasury bills rated below investment grade may have speculative characteristics and present additional risks.

Generally, indices are unmanaged and are not available for direct investment. One cannot invest directly in an index.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 8

Steben Managed Futures Strategy Fund
Performance Review

As of March 31, 2018 (Unaudited)

The Growth of $1,000,000 chart is hypothetical based upon the performance of Class I Shares for the period ended March 31, 2018. It includes the reinvestment of dividends and capital gains.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 9

Steben Managed Futures Strategy Fund
Composition of Consolidated

Schedule of Investments

As of March 31, 2018 (Unaudited)

Composition of Consolidated Schedule of Investments
(as a % of total investments) (Unaudited) March 31, 2018

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 10

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
ASSET BACKED SECURITIES: 3.64%
AmeriCredit Automobile Receivables Trust 2014-2, C	06/08/2020	2.180%	$502,281	$501,566
Drive Auto Receivables Trust 2018-1, A2	4/15/2020	2.230%	75,000	74,873
GM Financial Automobile Leasing Trust 2017-3, A2B (a)	1/21/2020	2.062% (1 Month LIBOR USD + 0.240%)	650,000	650,285
Mercedes-Benz Auto Lease Trust 2018-A, A2	4/15/2020	2.200%	100,000	99,715
Navient Student Loan Trust 2018-2, A1 (a)(b)	3/25/2067	2.218% (1 Month LIBOR USD + 0.240%)	150,000	149,940
Santander Drive Auto Receivables Trust 2017-3, A2	6/15/2020	1.670%	166,819	166,387
SMB Private Education Loan Trust 2017-B, A1 (a)(b)	6/17/2024	2.047% (1 Month LIBOR USD + 0.270%)	351,802	351,749
SoFi Professional Loan Program 2016-D, A2A (b)	4/25/2033	1.530%	234,170	232,933
Tesla Auto Lease Trust 2018-A, A (b)	12/20/2019	2.320%	91,845	91,663
World Financial Network Credit Card Master Trust 2015-A, A (a)	2/15/2022	2.257% (1 Month LIBOR USD + 0.480%)	427,000	427,061
TOTAL ASSET BACKED SECURITIES (Cost $2,749,635)				2,746,172

BANK LOANS: 1.01%
Eldorado Resorts, Inc. (a)	04/17/2024	3.989% (2 Month LIBOR USD + 2.250%)	80,000	80,200
First Data Corp. (a)	04/26/2024	4.123% (1 Month LIBOR USD + 2.250%)	125,000	125,141
GEO Group, Inc./The (a)	03/23/2024	4.552% (1 Month LIBOR USD + 2.250%)	74,623	74,791
Lions Gate Capital Holdings LLC (a)	03/24/2025	4.536% (1 Month LIBOR USD + 2.250%)	75,000	75,062
Maxar Technologies Ltd. (a)(c)	10/05/2024	5.052% (1 Month LIBOR USD + 2.750%)	154,613	154,690
Michaels Stores, Inc. (a)	01/28/2023	5.052% (1 Month LIBOR USD + 2.750%)	74,791	75,119
Navistar, Inc. (a)	11/06/2024	5.291% (1 Month LIBOR USD + 3.5%)	100,000	100,458
Post Holdings, Inc. (a)	5/24/2024	4.552% (1 Month LIBOR USD + 2.000%)	80,000	80,120
TOTAL BANK LOANS (Cost $768,615)				765,581

CORPORATE BONDS: 47.06%
Accommodation and Food Services: 0.27%
Hilton Domestic Operating Company, Inc.	09/01/2024	4.250%	120,000	116,400
MGM Resorts International	03/15/2023	6.000%	85,000	89,250
				205,650
Administrative and Support and Waste Management and Remediation Services: 1.39%
GLP Capital LP	04/15/2026	5.375%	85,000	86,275
Synchrony Bank	06/15/2022	3.000%	1,000,000	966,501
				1,052,776

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 11

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
Construction: 0.30%
Hess Infrastructure Partners LP (b)	02/15/2026	5.625%	$10,000	$9,825
Lennar Corp.	04/30/2024	4.500%	135,000	132,300
MasTec, Inc.	03/15/2023	4.875%	5,000	4,950
PulteGroup, Inc.	01/15/2027	5.000%	85,000	82,637
				229,712
Finance and Insurance: 25.14%
ABN AMRO Bank N.V. (a)(b)(c)	01/18/2019	2.374% (3 Month LIBOR USD + 0.640%)	1,000,000	1,003,075
Bank of America Corp. (a)	07/21/2021	2.405% (3 Month LIBOR USD + 0.660%)	1,000,000	1,003,214
Bank of America Corp. (a)	04/24/2023	2.741% (3 Month LIBOR USD + 1.000%)	1,000,000	1,007,150
BAT Capital Corp. (b)	08/15/2024	3.222%	1,000,000	963,703
Citigroup, Inc. (a)	01/10/2020	2.498% (3 Month LIBOR USD + 0.790%)	650,000	653,799
Danske Bank A/S (b)(c)	03/02/2020	2.200%	650,000	640,337
GE Capital International Funding (c)	11/15/2020	2.342%	1,500,000	1,466,717
Goldman Sachs Group, Inc/The	02/15/2019	7.500%	900,000	936,163
Goldman Sachs Group, Inc/The (a)	04/25/2019	2.785% (3 Month LIBOR USD + 1.040%)	750,000	755,042
Icahn Enterprises LP	12/15/2025	6.375%	25,000	25,125
ING Bank N.V. (a)(b)(c)	08/17/2018	2.665% (3 Month LIBOR USD + 0.780%)	1,000,000	1,002,162
Iron Mountain U.S. Holdings, Inc. (b)	06/01/2026	5.375%	85,000	81,281
JPMorgan Chase & Co. (a)	04/25/2023	2.645% (3 Month LIBOR USD + 0.900%)	2,000,000	2,007,504
Morgan Stanley	02/01/2019	2.450%	1,000,000	997,954
National Australia Bank Limited (a)(b)(c)	07/23/2018	2.384% (3 Month LIBOR USD + 0.640%)	1,500,000	1,502,137
Navient Corp.	03/25/2024	6.125%	20,000	19,925
Reckitt Benckiser Treasury Services PLC (b)(c)	06/26/2024	2.750%	2,000,000	1,906,104
Royal Bank of Scotland Group PLC (a)(c)	05/15/2023	3.309% (3 Month LIBOR USD + 1.470%)	1,500,000	1,513,110
UBS Group Funding Switzerland AG (a)(b)(c)	08/15/2023	2.789% (3 Month LIBOR USD + 0.950%)	1,500,000	1,508,206
				18,992,708
Health Care and Social Assistance: 0.21%
HCA, Inc.	06/15/2026	5.250%	115,000	116,495
Tenet Healthcare Corp. (b)	07/15/2024	4.625%	45,000	43,256
				159,751
Information: 5.44%
AMC Networks, Inc.	08/01/2025	4.750%	125,000	120,454
AT&T Inc.	02/15/2019	5.800%	1,450,000	1,486,697

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 12

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
CCO Holdings LLC (b)	05/01/2026	5.500%	$120,000	$117,450
Discovery Communications LLC	03/20/2023	2.950%	1,500,000	1,444,942
DISH DBS Corp.	11/15/2024	5.875%	45,000	40,106
DISH DBS Corp.	07/01/2026	7.750%	85,000	80,006
Equinix, Inc.	05/15/2027	5.375%	55,000	55,825
J2 Cloud Services LLC (b)	07/15/2025	6.000%	70,000	71,662
Oracle Corporation	04/15/2018	5.750%	600,000	600,557
T-Mobile USA, Inc.	01/15/2024	6.500%	85,000	89,038
				4,106,737
Manufacturing: 6.18%
Abbott Laboratories	11/30/2021	2.900%	1,500,000	1,485,653
AbbVie, Inc.	05/14/2018	1.800%	1,000,000	999,271
Allison Transmission, Inc. (b)	10/01/2024	5.000%	120,000	118,950
ArcelorMittal (c)	03/01/2021	5.750%	55,000	57,956
Boise Cascade Co. (b)	09/01/2024	5.625%	90,000	92,025
Crown Americas LLC	09/30/2026	4.250%	85,000	78,625
Dell International LLC (b)	06/15/2024	7.125%	125,000	133,437
Jeld-Wen, Inc. (b)	12/15/2025	4.625%	5,000	4,800
Jeld-Wen, Inc. (b)	12/15/2027	4.875%	5,000	4,725
Lamb Weston Holdings, Inc. (b)	11/01/2024	4.625%	75,000	74,344
McCormick & Co., Inc./MD	08/15/2024	3.150%	1,500,000	1,454,980
NOVA Chemicals Corp. (b)(c)	06/01/2027	5.250%	90,000	85,500
OI European Group BV (b)(c)	03/15/2023	4.000%	5,000	4,763
Silgan Holdings, Inc.	03/15/2025	4.750%	75,000	72,750
				4,667,779
Mining, Quarrying, and Oil and Gas Extraction: 3.04%
Cleveland-Cliffs, Inc. (b)	01/15/2024	4.875%	5,000	4,850
Concho Resources, Inc.	10/01/2027	3.750%	750,000	732,835
EnLink Midstream Partners LP	04/01/2024	4.400%	1,000,000	998,121
Enterprise Products Operating LLC	02/15/2021	2.800%	150,000	148,338
FMG Resources August 2006 Pty Ltd. (b)(c)	05/15/2024	5.125%	100,000	98,624
Nabors Industries, Inc. (b)	02/01/2025	5.750%	10,000	9,438
Northwest Acquisitions ULC (b)(c)	11/01/2022	7.125%	10,000	10,200
Shell International Finance BV (c)	05/11/2020	2.125%	300,000	295,425
				2,297,831
Professional, Scientific, and Technical Services: 1.92%
Amgen, Inc. (a)	05/11/2020	2.261% (3 Month LIBOR USD + 0.450%)	1,450,000	1,451,471

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 13

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
Real Estate and Rental and Leasing: 0.12%
MPT Operating Partnership LP	08/01/2026	5.250%	$75,000	$74,719
United Rentals North America, Inc.	09/15/2026	5.875%	15,000	15,600
				90,319
Retail Trade: 1.92%
CVS Health Corporation	06/01/2021	2.125%	1,500,000	1,448,882

Wholesale Trade: 1.13%
Allergan Funding SCS (a)(c)	03/12/2020	3.326% (3 Month LIBOR USD + 1.255%)	750,000	760,485
Blue Cube Spinco, Inc.	10/15/2023	9.750%	50,000	57,327
Standard Industries, Inc. (b)	01/15/2028	4.750%	10,000	9,409
Sunoco LP (b)	01/15/2023	4.875%	25,000	24,094
				851,315
TOTAL CORPORATE BONDS (Cost $36,123,606)				35,554,931

MORTGAGE BACKED SECURITIES: 6.84%
Citigroup Commercial Mortgage Trust 2015-GC27, A5	02/10/2048	3.137%	170,000	167,174
Citigroup Commercial Mortgage Trust 2015-GC33, XA (d)(e)	09/10/2058	0.957%	2,310,451	127,599
Citigroup Commercial Mortgage Trust 2017-C4, XA (d)(e)	10/12/2050	1.125%	4,490,369	343,918
Fannie Mae REMICS
Series 2012-63 (e)	06/25/2040	4.000%	4,649,555	461,596
Series 2017-60 (e)	11/25/2044	4.000%	298,322	52,227
Freddie Mac REMICS, 4495 (e)	07/15/2030	3.500%	2,747,419	308,562
Government National Mortgage Association
Series 2013-47 (e)	03/20/2043	4.000%	2,208,142	488,330
Series 2014-149 (e)	07/16/2044	4.000%	990,602	171,979
Series 2014-116 (e)	08/20/2044	4.000%	2,484,276	439,704
Series 2015-60 (e)	04/20/2045	4.000%	2,680,610	552,809
Series 2017-56 (e)	06/20/2046	4.000%	358,332	71,181
GS Mortgage Securities Trust 2013-GC16, B (d)	11/10/2046	5.161%	206,000	217,214
JPMBB Commercial Mortgage Securities Trust 2014-C24, B (d)	11/15/2047	4.116%	350,000	352,332
JPMBB Commercial Mortgage Securities Trust 2015-C31, XA (d)(e)	08/15/2048	0.978%	6,766,936	340,175
UBS-Barclays Commercial Mortgage Trust 2013-C5, C (b)(d)	03/10/2046	4.081%	325,000	322,559
WFRBS Commercial Mortgage Trust 2013-C17, B (d)	12/15/2046	4.788%	375,000	389,350
WFRBS Commercial Mortgage Trust 2014-C22, AS (d)	09/15/2057	4.069%	350,000	359,564
TOTAL MORTGAGE BACKED SECURITIES (Cost $5,240,775)				5,166,273

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 14

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

	Maturity Date	Coupon Rate/ Yield	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS: 17.37%
COMMERCIAL PAPER: 7.40%
AXA Financial, Inc. (b)	04/17/2018	1.260%	$500,000	$499,450
Chevron Corp. (b)	04/06/2018	0.227%	500,000	499,811
DBS Bank Ltd. (b)(c)	06/11/2018	1.589%	450,000	447,969
General Dynamics Corp. (b)	05/09/2018	1.903%	450,000	448,994
Hyundai Capital America (b)	05/18/2018	2.091%	400,000	398,700
KfW (b)(c)	04/04/2018	0.088%	400,000	399,888
Molex Electronic Technologies, LLC (b)	04/09/2018	0.446%	500,000	499,654
Prudential Public Limited Co. (b)(c)	04/16/2018	0.495%	500,000	499,543
Sempra Energy Global Enterprises (b)	04/25/2018	0.881%	500,000	499,161
Standard Chartered Bank (b)	05/01/2018	1.810%	500,000	499,180
Telstra Corporation Ltd. (b)(c)	04/09/2018	0.172%	500,000	499,698
UnitedHealth Group Inc. (b)	04/23/2018	0.968%	400,000	399,406
TOTAL COMMERCIAL PAPER (Cost $5,592,394)				5,591,454

MONEY MARKET FUND: 3.30%
STIT-Government & Agency Portfolio - Institutional Class, 1.56% (f)(g)			2,497,338	2,497,338
TOTAL MONEY MARKET FUND (Cost $2,497,338)				2,497,338

U.S. GOVERNMENT NOTES/BONDS: 6.67%
United States Treasury Note/Bond	04/30/2018	2.625%	600,000	600,471
United States Treasury Note/Bond	07/31/2018	1.375%	1,750,000	1,747,471
United States Treasury Note/Bond	10/31/2018	1.250%	2,700,000	2,688,504
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $5,040,073)				5,036,446
TOTAL SHORT-TERM INVESTMENTS (Cost $13,129,805)				13,125,238

TOTAL INVESTMENTS (Cost $58,012,436): 75.92%				57,358,195
Other Assets in Excess of Liabilities, 24.08% (h)				18,200,628
TOTAL NET ASSETS, 100.00%				$75,558,823

(a)	Variable rate security. The rate reported is the rate in effect as of 3/31/2018.

(b)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid based on procedures approved by the Board of Trustees. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2018, the fair value of these securities total $16,264,655 which represents 21.53% of total net assets.
(c)	Foreign issued security. At March 31, 2018, the breakdown by country is as follows: Australia - 2.78%, Canada - 0.33%, Denmark - 1.38%, Ireland - 1.94%, Luxembourg - 1.08%, Netherlands - 3.05%, Singapore - 0.59%, Switzerland - 2.00%, United Kingdom - 5.19%.
(d)	Variable rate security. Coupon is based on weighted average coupon of the underlying collateral. Rate disclosed as of 3/31/2018.
(e)	Interest only. Represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
(f)	The rate quoted is the annualized seven-day effective yield as of March 31, 2018.
(g)	All or a portion of this security is held by the Steben Managed Futures Cayman Fund Ltd. See Note 1.
(h)	Includes assets to satisfy the margin requirements for derivative contracts which is included as deposits with brokers for derivative instruments on the Consolidated Statement of Assets and Liabilities. See Note 2.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 15

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Forward Currency Contracts (a)

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Expiration Date	Currency Abbrv	U.S. $ Value at March 31, 2018	Currency Abbrv	U.S. $ Value on Origination Date	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Purchase Contracts:
$400,000	04/02/2018	TWD	$400,166	USD	$400,000	$166	$–
307,972	04/03/2018	CHF	308,544	EUR	307,972	572	–
861,946	04/03/2018	GBP	859,212	EUR	861,946	–	(2,734)
308,222	04/04/2018	CHF	308,367	EUR	308,222	145	–
860,062	04/04/2018	GBP	860,279	EUR	860,062	217	–
123,284	04/04/2018	JPY	123,330	EUR	123,284	46	–
1,300,000	04/09/2018	KRW	1,301,878	USD	1,300,000	1,878	–
1,300,000	04/16/2018	KRW	1,299,491	USD	1,300,000	–	(509)
400,000	04/16/2018	TWD	400,674	USD	400,000	674	–
974,682	04/18/2018	AUD	967,742	USD	974,682	–	(6,940)
1,138,945	04/18/2018	BRL	1,121,924	USD	1,138,945	–	(17,021)
2,505,908	04/18/2018	CAD	2,484,767	USD	2,505,908	–	(21,141)
1,662,256	04/18/2018	CHF	1,644,938	USD	1,662,256	–	(17,318)
2,292,123	04/18/2018	EUR	2,291,875	USD	2,292,123	–	(248)
1,588,432	04/18/2018	GBP	1,600,770	USD	1,588,432	12,338	–
1,895,127	04/18/2018	JPY	1,891,386	USD	1,895,127	–	(3,741)
901,938	04/18/2018	MXN	927,303	USD	901,938	25,365	–
612,730	04/18/2018	NOK	610,159	USD	612,730	–	(2,571)
1,372,552	04/18/2018	NZD	1,365,853	USD	1,372,552	–	(6,699)
1,369,623	04/18/2018	NZD	1,372,552	USD	1,369,623	2,929	–
393,448	04/18/2018	PLN	394,474	USD	393,448	1,026	–
539,419	04/18/2018	RUB	533,474	USD	539,419	–	(5,945)
1,023,148	04/18/2018	SEK	1,001,456	USD	1,023,148	–	(21,692)
858,602	04/18/2018	TRY	831,424	USD	858,602	–	(27,178)
584,170	04/18/2018	ZAR	584,534	USD	584,170	364	–
1,078,981	04/20/2018	AUD	1,075,272	CAD	1,078,981	–	(3,709)
462,530	04/20/2018	AUD	460,831	USD	462,530	–	(1,699)
774,599	04/20/2018	CAD	776,520	USD	774,599	1,921	–
396,709	04/20/2018	CHF	392,965	USD	396,709	–	(3,744)
1,100,000	04/20/2018	CNH	1,110,394	USD	1,100,000	10,394	–
741,931	04/20/2018	EUR	739,421	GBP	741,931	–	(2,510)
1,236,553	04/20/2018	EUR	1,232,368	CHF	1,236,553	–	(4,185)
1,236,553	04/20/2018	EUR	1,232,368	SEK	1,236,553	–	(4,185)
769,904	04/20/2018	EUR	770,230	AUD	769,904	326	–
927,414	04/20/2018	EUR	924,276	CAD	927,414	–	(3,138)
865,587	04/20/2018	EUR	862,657	JPY	865,587	–	(2,930)
772,845	04/20/2018	EUR	770,230	NOK	772,845	–	(2,615)
773,229	04/20/2018	EUR	770,230	USD	773,229	–	(2,999)
795,302	04/20/2018	GBP	789,921	USD	795,302	–	(5,381)
706,904	04/20/2018	GBP	702,152	JPY	706,904	–	(4,752)
1,060,355	04/20/2018	GBP	1,053,228	AUD	1,060,355	–	(7,127)
800,000	04/20/2018	HUF	798,781	USD	800,000	–	(1,219)
600,000	04/20/2018	ILS	597,419	USD	600,000	–	(2,581)
461,830	04/20/2018	JPY	458,080	AUD	461,830	–	(3,750)
618,173	04/20/2018	JPY	613,153	CAD	618,173	–	(5,020)
526,525	04/20/2018	JPY	522,249	CHF	526,525	–	(4,276)
434,761	04/20/2018	JPY	431,353	NZD	434,761	–	(3,408)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 16

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Forward Currency Contracts (a)

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Expiration Date	Currency Abbrv	U.S. $ Value at March 31, 2018	Currency Abbrv	U.S. $ Value on Origination Date	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
$476,787	04/20/2018	JPY	$470,553	USD	$476,787	$–	$(6,234)
563,377	04/20/2018	MXN	575,618	USD	563,377	12,241	–
1,289,782	04/20/2018	NOK	1,276,562	SEK	1,289,782	–	(13,220)
507,691	04/20/2018	NZD	505,867	USD	507,691	–	(1,824)
800,000	04/20/2018	PLN	799,623	USD	800,000	–	(377)
1,200,000	04/20/2018	RUB	1,196,467	USD	1,200,000	–	(3,533)
800,000	04/20/2018	SEK	791,743	USD	800,000	–	(8,257)
1,800,000	04/20/2018	SGD	1,805,539	USD	1,800,000	5,539	–
700,000	04/20/2018	ZAR	694,669	USD	700,000	–	(5,331)
1,300,000	04/30/2018	KRW	1,308,681	USD	1,300,000	8,681	–
500,000	04/30/2018	TWD	498,122	USD	500,000	–	(1,878)
363,569	05/16/2018	AUD	361,004	USD	363,569	–	(2,565)
670,322	05/16/2018	BRL	669,768	USD	670,322	–	(554)
763,020	05/16/2018	CHF	756,129	USD	763,020	–	(6,891)
1,441,902	05/16/2018	EUR	1,432,265	USD	1,441,902	–	(9,637)
795,728	05/16/2018	GBP	787,231	USD	795,728	–	(8,497)
998,015	05/16/2018	JPY	989,881	USD	998,015	–	(8,134)
770,281	05/16/2018	MXN	776,787	USD	770,281	6,506	–
653,510	05/16/2018	NOK	643,900	USD	653,510	–	(9,610)
379,104	05/16/2018	PLN	377,137	USD	379,104	–	(1,967)
286,583	05/16/2018	RUB	287,651	USD	286,583	1,068	–
916,486	05/16/2018	SEK	900,166	USD	916,486	–	(16,320)
Total Purchase Contracts			60,476,033		60,691,431	92,396	(307,794)

Sale Contracts:
$400,003	04/02/2018	USD	$(400,166)	TWD	$(400,003)	$–	$(163)
861,945	04/03/2018	GBP	(861,610)	EUR	(861,945)	335	–
307,972	04/03/2018	CHF	(307,718)	EUR	(307,972)	254	–
860,062	04/04/2018	GBP	(861,671)	EUR	(860,062)	–	(1,609)
308,222	04/04/2018	CHF	(307,739)	EUR	(308,222)	483	–
123,284	04/04/2018	JPY	(123,096)	EUR	(123,284)	188	–
1,300,000	04/09/2018	USD	(1,299,560)	KRW	(1,300,000)	440	–
1,300,000	04/16/2018	USD	(1,308,986)	KRW	(1,300,000)	–	(8,986)
400,000	04/16/2018	USD	(399,232)	TWD	(400,000)	768	–
983,911	04/18/2018	USD	(967,742)	AUD	(983,911)	16,169	–
1,126,575	04/18/2018	USD	(1,121,924)	BRL	(1,126,575)	4,651	–
3,405,288	04/18/2018	USD	(3,424,320)	CAD	(3,405,288)	–	(19,032)
1,673,485	04/18/2018	USD	(1,644,938)	CHF	(1,673,485)	28,547	–
2,303,245	04/18/2018	USD	(2,291,875)	EUR	(2,303,245)	11,370	–
1,599,452	04/18/2018	USD	(1,600,770)	GBP	(1,599,452)	–	(1,318)
1,904,963	04/18/2018	USD	(1,891,386)	JPY	(1,904,963)	13,577	–
914,252	04/18/2018	USD	(927,303)	MXN	(914,252)	–	(13,051)
617,194	04/18/2018	USD	(610,159)	NOK	(617,194)	7,035	–
396,374	04/18/2018	USD	(394,474)	PLN	(396,374)	1,900	–
533,456	04/18/2018	USD	(533,474)	RUB	(533,456)	–	(18)
1,018,353	04/18/2018	USD	(1,001,455)	SEK	(1,018,353)	16,898	–
834,820	04/18/2018	USD	(831,424)	TRY	(834,820)	3,396	–
58,509	04/18/2018	USD	(58,116)	ZAR	(58,509)	393	–

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 17

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Forward Currency Contracts (a)

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Expiration Date	Currency Abbrv	U.S. $ Value at March 31, 2018	Currency Abbrv	U.S. $ Value on Origination Date	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
$769,904	04/20/2018	EUR	$(768,390)	AUD	$(769,904)	$1,514	$–
461,831	04/20/2018	JPY	(460,831)	AUD	(461,831)	1,000	–
1,060,355	04/20/2018	GBP	(1,053,959)	AUD	(1,060,355)	6,396	–
927,414	04/20/2018	EUR	(930,123)	CAD	(927,414)	–	(2,709)
1,078,982	04/20/2018	AUD	(1,082,186)	CAD	(1,078,982)	–	(3,204)
618,174	04/20/2018	JPY	(621,216)	CAD	(618,174)	–	(3,042)
1,236,553	04/20/2018	EUR	(1,225,318)	CHF	(1,236,553)	11,235	–
526,525	04/20/2018	JPY	(523,953)	CHF	(526,525)	2,572	–
741,931	04/20/2018	EUR	(737,200)	GBP	(741,931)	4,731	–
865,587	04/20/2018	EUR	(854,653)	JPY	(865,587)	10,934	–
706,904	04/20/2018	GBP	(697,797)	JPY	(706,904)	9,107	–
772,845	04/20/2018	EUR	(765,039)	NOK	(772,845)	7,806	–
434,761	04/20/2018	JPY	(433,601)	NZD	(434,761)	1,160	–
1,289,782	04/20/2018	NOK	(1,276,220)	SEK	(1,289,782)	13,562	–
1,236,552	04/20/2018	EUR	(1,224,099)	SEK	(1,236,552)	12,453	–
500,000	04/20/2018	USD	(502,434)	TRY	(500,000)	–	(2,434)
15,342	05/16/2018	USD	(15,362)	AUD	(15,342)	–	(20)
424,304	05/16/2018	USD	(428,410)	BRL	(424,304)	–	(4,106)
21,233	05/16/2018	USD	(21,004)	CHF	(21,233)	229	–
24,777	05/16/2018	USD	(24,694)	EUR	(24,777)	83	–
90,622	05/16/2018	USD	(90,708)	NOK	(90,622)	–	(86)
940,317	05/16/2018	USD	(940,420)	NZD	(940,317)	–	(103)
701,311	05/16/2018	USD	(701,865)	SEK	(701,311)	–	(554)
344,033	05/16/2018	USD	(347,222)	TRY	(344,033)	–	(3,189)
Total Sale Contracts			(38,895,842)		(39,021,404)	189,186	(63,624)
Total Forward Currency Contracts			$21,580,191		$21,670,027	$281,582	$(371,418)
Net Unrealized Depreciation							$(89,836)

Currency abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	PLN	Polish Zloty
CNH	Chinese Ranminbi (Yuan) Offshore	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	TRY	Turkish Lira
ILS	Israeli New Shekel	TWD	New Taiwan Dollar
JPY	Japanese Yen	USD	U.S. Dollar
KRW	South Korea Won	ZAR	South African Rand

(a) Deutsche Bank is the counterparty for all open forward currency exchange contracts held by the Fund as of March 31, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 18

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Futures Contracts

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Purchase Contracts:
Lmzsdp 20180403 LME Comdty (a)	$82,525	1	Apr-18	$-	$(740)
Low Sulfur Gasoil (a)	247,900	4	Apr-18	11,593	-
Lmsndp 20180417 LME Comdty (a)	105,853	1	Apr-18	3,675	-
Lmnidp 20180418 LME Comdty (a)	79,548	1	Apr-18	-	(3,258)
CAC40 10 Euro	1,331,896	21	Apr-18	-	(17,178)
OMX Stockholm 30 Index	182,519	10	Apr-18	-	(2,414)
Amsterdam Index	389,807	3	Apr-18	-	(618)
IBEX 35 Index	235,540	2	Apr-18	1,978	-
SGX NIFTY 50	266,305	13	Apr-18	4,314	-
MSCI Singapore Index	601,304	20	Apr-18	6,962	-
MSCI Taiwan Index	733,860	18	Apr-18	3,793	-
Hang Seng Index	2,105,910	11	Apr-18	-	(18,874)
HSCE Index	383,721	5	Apr-18	-	(771)
Mini Hang Seng Index	191,446	5	Apr-18	-	(4,866)
WTI Crude (a)	3,961,340	61	May-18	164,046	-
Gasoline RBOB (a)	1,442,708	17	May-18	47,297	-
NY Harbor ULSD (a)	1,358,112	16	May-18	58,975	-
Lmcadp 20180511 LME Comdty (a)	502,649	3	May-18	-	(30,110)
Lmzsdp 20180501 LME Comdty (a)	163,913	2	May-18	-	(4,356)
Lmahdp 20180418 LME Comdty (a)	49,769	1	May-18	-	(5,722)
Lmnidp 20180501 LME Comdty (a)	79,592	1	May-18	-	(1,651)
Lmsndp 20180501 LME Comdty (a)	105,779	1	May-18	1,148	-
Cotton No.2 (a)	855,330	21	May-18	2,224	-
Lmahdp 20180501 LME Comdty (a)	49,808	1	May-18	-	(4,589)
Low Sulfur Gasoil (a)	1,977,600	32	May-18	34,452	-
Lmahdp 20180508 LME Comdty (a)	99,708	2	May-18	-	(8,993)
Lmcadp 20180521 LME Comdty (a)	335,065	2	May-18	-	(14,816)
Lmnidp 20180511 LME Comdty (a)	159,261	2	May-18	-	(2,772)
Lmzsdp 20180511 LME Comdty (a)	163,900	2	May-18	-	(6,131)
Lmpbdp 20180511 LME Comdty (a)	59,913	1	May-18	-	(3,265)
Corn (a)	213,262	11	May-18	-	(1,929)
Soybean (a)	470,138	9	May-18	-	(30,794)
Soybean Meal (a)	307,200	8	May-18	2,589	-
Lmahdp 20180511 LME Comdty (a)	99,747	2	May-18	-	(5,643)
Lmzsdp 20180514 LME Comdty (a)	81,950	1	May-18	-	(3,515)
Cocoa (a)	332,280	13	May-18	21,702	-
Cocoa (a)	73,784	3	May-18	-	(1,702)
CBOE VIX (a)	38,450	2	May-18	3,847	-
Lmcadp 20180525 LME Comdty (a)	335,201	2	May-18	-	(23,055)
Lmnidp 20180521 LME Comdty (a)	79,661	1	May-18	-	(1,372)
Lmpbdp 20180521 LME Comdty (a)	59,900	1	May-18	-	(154)
Lmzsdp 20180521 LME Comdty (a)	81,950	1	May-18	-	(4,265)
Lmzsdp 20180522 LME Comdty (a)	81,950	1	May-18	-	(5,165)
Lmcadp 20180601 LME Comdty (a)	335,439	2	May-18	-	(14,642)
Lmpbdp 20180525 LME Comdty (a)	119,800	2	May-18	-	(8,556)
Lmnidp 20180525 LME Comdty (a)	79,673	1	May-18	610	-

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 19

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Futures Contracts

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Lmzsdp 20180525 LME Comdty (a)	$81,950	1	May-18	$-	$(6,478)
Brent Crude (a)	2,981,620	43	Jun-18	73,584	-
WTI Crude (a)	973,050	15	Jun-18	3,581	-
Gasoline RBOB (a)	850,500	10	Jun-18	9,176	-
NY Harbor ULSD (a)	678,384	8	Jun-18	17,151	-
Brent Last Day Financials (a)	69,340	1	Jun-18	-	(181)
Lmzsdp 20180607 LME Comdty (a)	81,950	1	Jun-18	22	-
Euro-BOBL	17,764,639	110	Jun-18	62,538	-
Euro-Bund	8,043,004	41	Jun-18	46,946	-
Euro-Schatz	3,995,614	29	Jun-18	5,614	-
Euro-OAT	5,516,248	29	Jun-18	69,838	-
Euro-BTP	4,781,681	28	Jun-18	120,210	-
NIKKEI 225 (SGX)	1,209,530	12	Jun-18	32,064	-
Short-Term Euro-BTP	1,110,162	8	Jun-18	4,660	-
TOPIX	1,290,541	8	Jun-18	54,905	-
Mini TOPIX	48,395	3	Jun-18	2,331	-
Euro Buxl 30Y Bond	203,492	1	Jun-18	1,033	-
Lmzsdp 20180608 LME Comdty (a)	81,950	1	Jun-18	22	-
10Yr Mini Japanese Government Bond	2,834,265	20	Jun-18	82	-
Low Sulfur Gasoil (a)	184,200	3	Jun-18	6,122	-
Japanese 10Y Bond (OSE)	26,921,949	19	Jun-18	11,446	-
KOSPI2 Index	148,091	2	Jun-18	1,187	-
S&P/TSX 60 Index	281,290	2	Jun-18	-	(4,051)
Lmpbdp 20180614 LME Comdty (a)	59,900	1	Jun-18	-	(170)
Nasdaq 100 E-Mini	3,692,640	28	Jun-18	-	(139,366)
S&P500 E-mini	2,643,000	20	Jun-18	-	(64,929)
Australian 10Y Bond	1,493,282	15	Jun-18	19,257	-
E-Mini Russell 2000	842,160	11	Jun-18	-	(28,398)
DJIA Mini e-CBOT	1,086,615	9	Jun-18	-	(20,157)
MSCI EAFE	296,950	5	Jun-18	4,498	-
FTSE/MIB Index	540,242	4	Jun-18	-	(2,884)
STOXX Europe 600	67,257	3	Jun-18	-	(581)
S&P Mid 400 E-mini	376,620	2	Jun-18	-	(7,787)
MSCI EAFE	200,060	2	Jun-18	-	(3,783)
STOXX 600 Banks	10,447	1	Jun-18	-	(253)
Mini FTSE/MIB	27,012	1	Jun-18	-	(477)
DAX Index	1,118,434	3	Jun-18	-	(13,647)
BP Currency	3,865,950	44	Jun-18	9,164	-
Japanese Yen Currency	4,485,663	38	Jun-18	22	-
Euro FX Currency	5,561,325	36	Jun-18	-	(35,532)
Mexican Peso	380,170	14	Jun-18	9,175	-
New Zealand Dollar	866,400	12	Jun-18	-	(12,240)
AUD/USD Currency	614,080	8	Jun-18	-	(16,493)
CHF Currency	1,051,400	8	Jun-18	-	(14,973)
Euro/JPY	153,740	1	Jun-18	-	(1,692)
LME Nickel (a)	239,328	3	Jun-18	-	(17,476)
CBOE VIX (a)	18,825	1	Jun-18	2,073	-

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 20

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Futures Contracts

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
SPI 200	$881,106	8	Jun-18	$-	$(25,468)
FTSE/JSE Top 40	83,429	2	Jun-18	-	(5,530)
Lmahdp 20180514 LME Comdty (a)	49,893	1	Jun-18	-	(4,552)
Lmnidp 20180622 LME Comdty (a)	79,779	1	Jun-18	-	(774)
Gold 100 Oz (a)	3,849,170	29	Jun-18	-	(58,223)
Long Gilt	172,316	1	Jun-18	-	(21,417)
Lmcadp 20180501 LME Comdty (a)	167,381	1	Jun-18	-	(9,584)
Brent Crude (a)	137,700	2	Jul-18	4,268	-
WTI Crude (a)	64,540	1	Jul-18	1,959	-
Soybean (a)	949,950	18	Jul-18	-	(2,034)
Corn (a)	118,875	6	Jul-18	50	-
Soybean Meal (a)	77,260	2	Jul-18	2,486	-
CBOE VIX (a)	38,000	2	Jul-18	2,847	-
Brent Crude (a)	136,720	2	Aug-18	168	-
WTI Crude (a)	128,080	2	Aug-18	6,678	-
WTI Crude (a)	64,040	1	Aug-18	-	(462)
Low Sulfur Gasoil (a)	60,900	1	Aug-18	3,524	-
Crude Oil (a)	20,215	1	Aug-18	1,518	-
90-Day Bank Bill	3,822,237	5	Sep-18	105	-
Gold (a)	42,620	1	Oct-18	-	(258)
Live Cattle (a)	42,170	1	Oct-18	-	(1,352)
Soybean (a)	104,775	2	Nov-18	2,229	-
Brent Crude (a)	66,680	1	Dec-18	-	(371)
90-Day Bank Bill	19,108,878	25	Dec-18	-	-
Gold (a)	42,583	1	Dec-18	-	(1,461)
3 Mo Euro EURIBOR	2,775,852	9	Mar-19	2,733	-
90-Day Bank Bill	1,528,183	2	Jun-19	36	-
ICE ECX Emission (a)	16,439	1	Dec-19	376	-
Total Purchase Contracts				964,883	(754,950)

Sales Contracts:
Lmzsdp 20180403 LME Comdty (a)	$(82,525)	(1)	Apr-18	$-	$(634)
Lmsndp 20180417 LME Comdty (a)	(105,853)	(1)	Apr-18	-	(1,330)
Lmahdp 20180418 LME Comdty (a)	(49,769)	(1)	Apr-18	4,586	-
Lmnidp 20180418 LME Comdty (a)	(79,548)	(1)	Apr-18	-	(4,521)
CBOE VIX (a)	(39,550)	(2)	Apr-18	-	(2,654)
Cattle Feeder (a)	(66,663)	(1)	Apr-18	4,398	-
VSTOXX	(4,430)	(2)	Apr-18	39	-
FTSE China A50	(37,995)	(3)	Apr-18	-	(138)
Lmahdp 20180501 LME Comdty (a)	(49,808)	(1)	May-18	5,139	-
Lmcadp 20180501 LME Comdty (a)	(167,381)	(1)	May-18	7,377	-
Lmnidp 20180501 LME Comdty (a)	(79,592)	(1)	May-18	-	(637)
Lmzsdp 20180501 LME Comdty (a)	(163,913)	(2)	May-18	11,557	-
White Sugar (ICE) (a)	(17,560)	(1)	May-18	599	-
Natural Gas (a)	(655,920)	(24)	May-18	6,154	-
Sugar #11 (World) (a)	(511,784)	(37)	May-18	36,249	-
Lmahdp 20180508 LME Comdty (a)	(99,708)	(2)	May-18	6,572	-
Mill Wheat Euro (a)	(20,149)	(2)	May-18	-	(95)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 21

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Futures Contracts

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Lmcadp 20180511 LME Comdty (a)	$(502,649)	(3)	May-18	$13,937	$-
Lmnidp 20180511 LME Comdty (a)	(159,261)	(2)	May-18	-	(2,487)
Lmpbdp 20180511 LME Comdty (a)	(59,913)	(1)	May-18	120	-
Lmahdp 20180511 LME Comdty (a)	(99,747)	(2)	May-18	7,900	-
Lmzsdp 20180511 LME Comdty (a)	(81,950)	(1)	May-18	4,351	-
Lmzsdp 20180514 LME Comdty (a)	(81,950)	(1)	May-18	-	(67)
KC HRW Wheat (a)	(46,725)	(2)	May-18	321	-
Lmahdp 20180514 LME Comdty (a)	(49,893)	(1)	May-18	3,329	-
Soybean Oil (a)	(229,464)	(12)	May-18	1,588	-
Wheat (a)	(293,150)	(13)	May-18	1,621	-
VSTOXX	(2,184)	(1)	May-18	-	(31)
Coffee ‘C’ (a)	(354,450)	(8)	May-18	13,454	-
Lmpbdp 20180521 LME Comdty (a)	(119,800)	(2)	May-18	8,069	-
Lmzsdp 20180521 LME Comdty (a)	(163,900)	(2)	May-18	13,119	-
Lmnidp 20180521 LME Comdty (a)	(79,661)	(1)	May-18	-	(642)
Lmcadp 20180521 LME Comdty (a)	(335,065)	(2)	May-18	18,580	-
Lmzsdp 20180522 LME Comdty (a)	(81,950)	(1)	May-18	-	(79)
Lmnidp 20180525 LME Comdty (a)	(79,673)	(1)	May-18	3,904	-
Lmcadp 20180525 LME Comdty (a)	(335,201)	(2)	May-18	14,694	-
Lmpbdp 20180525 LME Comdty (a)	(59,900)	(1)	May-18	134	-
Copper (a)	(907,650)	(12)	May-18	-	(12,187)
Silver (a)	(1,301,440)	(16)	May-18	18,844	-
Coffee Robusta 10TN (a)	(86,250)	(5)	May-18	1,412	-
Lmzsdp 20180601 LME Comdty (a)	(81,950)	(1)	Jun-18	3,097	-
Lmcadp 20180601 LME Comdty (a)	(167,719)	(1)	Jun-18	5,565	-
Natural Gas (a)	(194,460)	(7)	Jun-18	-	(1,803)
Yen Denominated NIKKEI	(100,912)	(1)	Jun-18	-	(2,561)
Lmzsdp 20180607 LME Comdty (a)	(81,950)	(1)	Jun-18	147	-
NIKKEI 225 Mini	(80,673)	(4)	Jun-18	-	(3,757)
Lmzsdp 20180608 LME Comdty (a)	(81,950)	(1)	Jun-18	-	(840)
Lmpbdp 20180614 LME Comdty (a)	(59,900)	(1)	Jun-18	960	-
Crude Palm Oil (a)	(46,749)	(3)	Jun-18	289	-
Lean Hogs (a)	(183,720)	(6)	Jun-18	5,538	-
DAX Index	(1,118,434)	(3)	Jun-18	-	(5,908)
Mexican Bolsa Index	(25,502)	(1)	Jun-18	1,597	-
Euro STOXX 50	(40,371)	(1)	Jun-18	-	(3,542)
FTSE 100 Index	(784,949)	(8)	Jun-18	-	(15,246)
Australian 3Yr Bond	(1,707,739)	(20)	Jun-18	-	(2,590)
Dollar Index	(269,436)	(3)	Jun-18	-	(1,775)
90-Day Euro$	(2,686,750)	(11)	Jun-18	8,184	-
Canadian Dollar Currency	(2,018,250)	(26)	Jun-18	-	(24,765)
LME Copper (a)	(335,663)	(2)	Jun-18	-	(74,892)
US Ultra Bond (CBT)	(481,406)	(3)	Jun-18	-	(15,847)
LME Aluminium (a)	(150,244)	(3)	Jun-18	-	(5,743)
US 10Yr Ultra	(1,558,312)	(12)	Jun-18	-	(22,527)
US Long Bond (CBT)	(3,519,000)	(24)	Jun-18	-	(58,210)
Canadian 10Yr Bond	(3,310,156)	(32)	Jun-18	-	(43,933)
US 10Yr Note (CBT)	(9,812,391)	(81)	Jun-18	-	(76,537)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 22

Steben Managed Futures Strategy Fund
Consolidated Schedule of Investments
March 31, 2018

Futures Contracts

Description	Notional Amount	Number of Contracts Purchased / (Sold)	Expiration Month-Year	Value/ Unrealized Appreciation	Value/ Unrealized (Depreciation)
Lmahdp 20180622 LME Comdty (a)	$(50,063)	(1)	Jun-18	$1,747	$-
Lmahdp 20180628 LME Comdty (a)	(50,105)	(1)	Jun-18	529	-
Live Cattle (a)	(287,210)	(7)	Jun-18	23,626	-
US 5Yr Note (CBT)	(5,837,508)	(51)	Jun-18	-	(14,760)
US 2Yr Note (CBT)	(16,583,532)	(78)	Jun-18	-	(2,945)
Natural Gas (a)	(169,920)	(6)	Jul-18	-	(1,672)
Sugar #11 (World) (a)	(237,238)	(17)	Jul-18	13,092	-
Soybean Oil (a)	(19,278)	(1)	Jul-18	16	-
Crude Palm Oil (a)	(15,493)	(1)	Jul-18	191	-
KC HRW Wheat (a)	(24,313)	(1)	Jul-18	85	-
Wheat (a)	(23,425)	(1)	Jul-18	631	-
Platinum (a)	(46,630)	(1)	Jul-18	863	-
Natural Gas (a)	(56,940)	(2)	Aug-18	516	-
Mill Wheat Euro (a)	(10,320)	(1)	Sep-18	60	-
Bank Acceptance	(6,083,750)	(32)	Sep-18	-	(6,400)
3 Mo Euro EURIBOR	(1,542,678)	(5)	Dec-18	-	(760)
90-Day Euro$	(46,314,875)	(190)	Dec-18	44,221	-
90-Day Sterling	(11,970,159)	(69)	Dec-18	12,500	-
Sugar #11 (World) (a)	(15,826)	(1)	Mar-19	524	-
90-Day Sterling	(173,358)	(1)	Mar-19	192	-
Bank Acceptance	(378,954)	(2)	Jun-19	17	-
90-Day Euro$	(2,919,750)	(12)	Jun-19	-	(2,305)
90-Day Euro$	(4,131,637)	(17)	Dec-19	6,505	-
90-Day Sterling	(2,768,393)	(16)	Dec-19	912	-
3 Mo Euro EURIBOR	(1,536,295)	(5)	Mar-20	-	(2,387)
90-Day Euro$	(2,914,950)	(12)	Dec-20	4,471	-
90-Day Sterling	(2,937,542)	(17)	Dec-20	-	(772)
3 Mo Euro EURIBOR	(611,903)	(2)	Mar-21	-	(355)
90-Day Euro$	(242,850)	(1)	Dec-21	-	(214)
Total Sale Contracts				344,122	(418,548)
Total Futures Contracts				$1,309,005	$(1,173,498)
Net Unrealized Appreciation				$135,507

 (a) Contract held by Steben Managed Futures Cayman Fund Ltd. See Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 23

Steben Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
March 31, 2018

ASSETS
Investments, at fair value (Cost $58,012,436)	$57,358,195
Foreign currency, at value (Cost $2,864,998)	2,877,532
Deposits with brokers for futures (Note 2)	12,635,446
Deposits with brokers for forwards (Note 2)	2,343,378
Interest receivable	359,786
Receivable for variation margin on futures contracts	167,929
Receivable for capital shares sold	225,315
Total Assets	75,967,581

LIABILITIES
Payable for distribution fees	4,041
Payable for capital shares redeemed	9,757
Payable to brokers	177,404
Payable for investment management fees (Note 5)	112,316
Payable for operating services fees (Note 5)	15,404
Net unrealized depreciation on forward currency contracts (Note 3)	89,836
Total Liabilities	408,758

NET ASSETS	$75,558,823

Net assets consist of:
Paid in capital	$76,270,420
Accumulated net investment income	1,165,433
Accumulated net realized loss on investments, forward currency contracts, futures contracts and foreign currency	(1,280,994)
Net unrealized appreciation/depreciation on:
Investments	(654,241)
Forward currency contracts	(89,836)
Futures contracts	135,507
Foreign currency	12,534
NET ASSETS	$75,558,823

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 24

Steben Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
March 31, 2018

Net Assets
Class A	$3,807,576
Class C	1,529,100
Class I	61,225,854
Class N	8,996,293

Shares Issued and Outstanding (unlimited shares authorized, no par value)
Class A	432,737
Class C	179,459
Class I	6,890,991
Class N	1,022,908

Net Asset Value, redemption and offering price per share
Class A(1)	$8.80
Maximum Offering Price Per Share (net asset value per share divided by 0.9425)(2)	9.34
Class C(3)	8.52
Class I(4)	8.88
Class N(4)	8.79

(1)    A contingent deferred sales charge (CDSC) of 1.00% may be imposed on share purchases of $1 million or more that are redeemed within 6 months of purchase and 0.75% on shares redeemed between 6 and 18 months of purchase.

(2)	Reflects a maximum sales charge of 5.75%.
(3)	A CDSC of 1.00% may be imposed on share purchases that are redeemed within 12 months of purchase.
(4)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 25

Steben Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Year Ended March 31, 2018

INVESTMENT INCOME
Interest income	$1,276,762

EXPENSES
Management fees (Note 5)	1,366,387
Distribution fees - Class A (Note 5)	7,839
Distribution fees - Class C (Note 5)	14,069
Distribution fees - Class N (Note 5)	21,357
Operating services fee (Note 5)	187,390
TOTAL EXPENSES	1,597,042
NET INVESTMENT LOSS	(320,280)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS, AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	(234,851)
Forward currency contracts	(958,166)
Futures contracts	(723,475)
Foreign currency	352,816

Change in unrealized appreciation/depreciation on:
Investments	(671,907)
Forward currency contracts	(41,210)
Futures contracts	637,272
Foreign currency	(11,946)

NET REALIZED AND UNREALIZED LOSS	(1,651,467)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,971,747)

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 26

Steben Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2018	Year Ended March 31, 2017
FROM OPERATIONS
Net investment loss	$(320,280)	$(932,820)

Realized gain (loss) on:
Investments	(234,851)	(8,607)
Forward currency contracts	(958,166)	1,151,160
Futures contracts	(723,475)	505,158
Foreign currency	352,816	(51,329)
Change in unrealized appreciation/depreciation on:
Investments	(671,907)	41,621
Forward currency contracts	(41,210)	(332,126)
Futures contracts	637,272	(615,333)
Foreign currency	(11,946)	8,454
Net Decrease in Net Assets from Operations	(1,971,747)	(233,822)
FROM DISTRIBUTIONS
Net realized gain:
Class A	(313,581)	(4,662)
Class C	(135,955)	(2,186)
Class I	(5,293,212)	(153,667)
Class N	(845,029)	(15,382)
Net Decrease in Net Assets from Distributions Paid	(6,587,777)	(175,897)
FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	23,966,693	18,941,247
Net asset value of shares issued in reinvestment of distributions to shareholders	6,524,343	174,367
Payments for shares redeemed	(29,325,485)	(19,178,159)
Redemption fees	437	292
Net Increase (Decrease) in Net Assets from Capital Transactions	1,165,988	(62,253)

Total Decrease in Net Assets	(7,393,536)	(471,972)

NET ASSETS
Beginning of year	82,952,359	83,424,331
End of year	$75,558,823	$82,952,359

Accumulated Net Investment Income	$1,165,433	$48,626

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 27

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

1. Organization

The Steben Managed Futures Strategy Fund (the “Fund”) is a separate operating series of Steben Alternative Investment Funds (the “Trust”), a Delaware statutory trust since February 14, 2013, that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns. The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts), and options on futures and swaps collectively, (“Derivative Instruments”).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets (measured at the time of purchase) in a wholly owned and controlled subsidiary, Steben Managed Futures Cayman Fund Ltd. (“SMFCF”), formed under the laws of the Cayman Islands, to pursue its managed futures strategy through investments in Derivative Instruments. SMFCF is advised by Steben & Company, Inc. (the “Investment Manager”) and has the same investment objective as the Fund. The consolidated financial statements of the Fund include the investment activity and financial statements of SMFCF. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the subsidiary. As of March 31, 2018, the fair value of the Fund’s investments (or net assets) held by SMFCF was $9,456,212, (representing 12.45% of the Fund’s total assets). SMFCF acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment policies specified in the Fund’s Prospectus and Statement of Additional Information. See Note 2.

The Fund utilizes managers who employ a variety of managed futures trading strategies (“Trading Advisors”). The managed futures strategies in which the Fund typically seeks exposure includes the following investment styles: (1) trend following, (2) short-term systematic and discretionary trading, and (3) counter-trend or mean reversion strategies. The Investment Manager expects the managed futures programs employed by the Trading Advisors to have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Investment Manager allocates these assets to Principal Global Investors, LLC (the “Sub-Adviser”), who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody’s Investors Service, Inc. of Baa3/P-3 or higher; by Standard & Poor’s Ratings Group of BBB-/A-3 or higher; or by Fitch Ratings of BBB-/F3 or higher; or, if unrated, determined by the Investment Manager or the Sub-Adviser to be of comparable quality. The Fund also may invest up to ten percent of its assets in lower quality fixed income securities, known as “high yield” or “junk” bonds, which are rated lower than investment grade securities. The fixed income portion of the Fund’s portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

The Fund currently offers Class A, Class C, Class I and Class N shares of beneficial interest, with no par value per share. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front-end sales load of 5.75% and a maximum deferred sales charge of 1.00%, Class C shares have a maximum deferred sales charge of 1.00%, and Class I and Class N shares have a

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 28

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

redemption fee of 1.00% if sold within 30 days, (ii) Class A and Class N shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) Class A, Class C and Class N shares require a minimum initial investment of $2,500 with a minimum subsequent investment of $100 and Class I shares require a minimum initial investment of $1,000,000 with a minimum subsequent investment of $25,000; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (the “Board” and each member a “Trustee”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date. All classes of the Fund commenced operations on April 1, 2014.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges described above.

2.	Summary of Significant Accounting Policies and Practices

a.     Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.     Valuation |

Share Valuation. The price of Fund shares is based on the Net Asset Value (“NAV”) per share of each class of the Fund. The Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to open foreign market activities and were valued at the official closing price on the primary market or exchange on which the securities trade.

Investment Valuation. The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 29

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (the “Pricing and Valuation Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Pricing and Valuation Procedures, the Board has delegated the day-to-day responsibility for applying and administering these procedures to a valuation committee comprised of employees of the Investment Manager (the “Valuation Committee”) subject to the Board’s oversight. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Pricing and Valuation Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, the Investment Manager checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). The Investment Manager compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. The Investment Manager documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Pricing and Valuation Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

Domestic Exchange Traded Equity Securities – Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 30

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

Foreign Equity Securities – If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that the Investment Manager determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Investment Manager also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of the Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

Fixed Income Securities – Government bonds, corporate bonds, asset-backed bonds, municipal bonds, commercial paper, bank loans and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Fixed income securities are generally categorized in Level 2 of the fair value hierarchy.

Forward Currency Contracts - The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund. Forward contracts are generally categorized as Level 2 of the fair value hierarchy.

Futures and Options – Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures. Futures are generally categorized as Level 1 of the fair value hierarchy. Options are generally categorized as Level 2 of the fair value hierarchy.

Investment Companies and ETFs – Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 31

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

The following table summarizes the Fund’s consolidated investments and other financial instruments as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$-	$35,554,931	$-	$35,554,931
Asset Backed Securities	-	2,746,172	-	2,746,172
Mortgage Backed Securities	-	5,166,273	-	5,166,273
Bank Loans	-	765,581	-	765,581
Total Long-Term Investments	$-	$44,232,957	$-	$44,232,957

Short-Term Investments
Commercial Paper	$-	$5,591,454	$-	$5,591,454
Money Market Fund	2,497,338	-	-	2,497,338
U.S. Government Notes/Bonds	-	5,036,446	-	5,036,446
Total Short-Term Investments	$2,497,338	$10,627,900	$-	$13,125,238
Total Investments	$2,497,338	$54,860,857	$-	$57,358,195

Forward Currency Contracts
Long Forward Currency Contracts	$-	$(215,398)	$-	$(215,398)
Short Forward Currency Contracts	-	125,562	-	125,562
Total Forward Currency Contracts	$-	$(89,836)	$-	$(89,836)

Futures Contracts
Long Futures Contracts	$209,933	$-	$-	$209,933
Short Futures Contracts	(74,426)	-	-	(74,426)
Total Futures Contracts	$135,507	$-	$-	$135,507

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the fiscal year ended March 31, 2018, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

c.	Investment Strategies |

Derivative Investments. The Fund and the Subsidiary invest their assets in Derivative Instruments. The Fund’s and Subsidiary’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Subsidiary will comply with the asset coverage requirements under 1940 Act with respect to its investments in Derivative Instruments on a consolidated basis with the Fund.

The Fund and Subsidiary use Derivative Instruments as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund and Subsidiary may also use Derivative Instruments for leverage, in which case their use would involve leveraging risk.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 32

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

d.     Security Transactions and Investment Income Recognition | Purchases and sales of securities are recorded on a trade-date basis. For investments in securities, interest income is recorded on the accrual basis. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the consolidated statement of operations. Market discounts and premiums are amortized daily over the expected life of the security using the effective yield method.

e.     Federal Income Taxes | The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from realized capital gains sufficient to relieve it from all, or substantially all, federal and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. The Fund files a state tax return with Delaware.

Management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2018, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. The Fund’s federal and state income and federal excise tax returns for tax years 2014 through 2017 remain open for examination by tax authorities based on varying statutes of limitation.

The SMFCF is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the SMFCF’s income. Net investment loss of the SMFCF cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

As of March 31, 2018, the tax cost of securities and components of distributable earnings on a tax basis were as follows:

	Investments	Foreign Currencies	Forward Currency Contracts	Futures Contracts	Total Portfolio
Cost basis of investments for federal income tax purposes	$58,012,436	$2,864,998	$(105,482)	$(219,374)	$60,552,578
Gross tax unrealized appreciation	54,285	12,534	15,646	354,881	437,346
Gross tax unrealized depreciation	(708,526)	-	-	-	(708,526)
Net tax unrealized appreciation (depreciation)	(654,241)	12,534	15,646	354,881	(271,180)
Undistributed ordinary income	1,059,951	-	-	-	1,059,951
Undistributed long-term gains	-	-	-	-	-
Distributable earnings	1,059,951	-	-	-	1,059,951
Other accumulated gain/(loss)	(1,500,368)	-	-	-	(1,500,368)
Total accumulated gain/(loss)	$(1,094,658)	$12,534	$15,646	$354,881	$(711,597)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is due to tax treatment of certain investments.

At March 31, 2018, the Fund had no capital loss carry forwards.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 33

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

At March 31, 2018, the Fund deferred post-October losses of $1,500,368.

The Fund distributed $3,240,741 out of long-term capital gains and $3,347,036 out of ordinary income during the fiscal year ended March 31, 2018, and distributed $175,897 out of long-term capital gains during the fiscal year ended March 31, 2017.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share, and they relate to net operating losses and foreign currency investments. For the tax year ended March 31, 2018, the Fund’s permanent differences resulted in reclassification of $(10,074,679) in paid in capital, $1,437,087 in accumulated net investment income and $8,637,592 in accumulated net realized loss on investments, forward currency contracts, futures contacts, and foreign currency.

f.      Use of Estimates | The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

g.     Indemnifications | Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

h.     Organization and Offering Costs | Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. Under an operating services agreement (the “Operating Services Agreement”), the Investment Manager shall pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. These expenses may not be recouped by the Investment Manager.

i.      Fund Expenses | Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: fees for advisory services; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments and enforcing the Fund’s rights in respect of such investments; brokerage commissions; interest and fees on any borrowings by the Fund; taxes and governmental fees (including tax preparation fees); acquired fund fees and expenses; shareholder servicing fees, expenses which the Fund is authorized to pay pursuant to Rule 12b-l under the 1940 Act or fees pursuant to any services agreement with the Investment Manager; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. The Operating Services Agreement may be terminated at any time by the Board. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

j.      Dividends and Distributions to Shareholders | Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 34

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

The dividends received from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares.

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain. Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates. Generally, Fund distributions are taxable in the year received. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless the shareholder opts to take distributions in cash, in the form of a check. Shareholders may change their distribution option either in writing or by calling the transfer agent at any time. Any change will be effective for distributions with a record date 5 calendar days from the date of the change.

k.     Foreign Securities and Currency | Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

l.      Futures Contracts | Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of a contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation/depreciation of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

m.     Forward Currency Contracts | Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

n.     Deposits with Broker | Futures Contracts and Forward Currency Contracts | When trading derivative instruments, such as forward or futures contracts, the Fund and SMFCF are only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 35

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At March 31, 2018, the Fund and SMFCF, collectively, had $12,635,446 in cash and cash equivalents on deposit with brokers for futures and $2,343,378 for forwards, which are presented on the Fund’s consolidated statement of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, a broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, a broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits.

o.     Counterparty, Credit and Market Risk | Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter transactions or off-exchange transactions. Therefore, in those instances in which the Fund enters into such transactions, the Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. Over-the-counter (“OTC”) and off-exchange transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets or off-exchange than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations is considered credit risk. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 36

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

p.      CFTC Regulation | The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps), have been able to claim exclusion from registration as commodity pool operators (“CPO”s) pursuant to CFTC Regulation 4.5. In February 2012, the CFTC adopted substantial amendments to that regulation. The Investment Manager is registered with the CFTC as a CPO under the Commodity Exchange Act and serves as a registered CPO with respect to the Fund. CPO registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund. The CFTC has proposed amendments to its regulations governing CPOs that are intended to harmonize regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC, to which the Fund is already subject, and CPO regulation by the CFTC. The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

The Fund and SMFCF have filed for an exemption with the National Futures Association under Rule 4.12(c)(3) of the CFTC Regulations. SMFCF has claimed no-action relief provided in CFTC Letter No. 13-51 (Sept. 5, 2013) from certain CFTC regulations.

3.	Derivative Instruments

During the fiscal year ended March 31, 2018, the Fund invested in Derivative Instruments such as futures contracts and forward currency contracts in order to pursue its managed futures strategy. Such investments are not for hedging purposes.

The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, West Texas Intermediate (WTI) crude oil, Brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 37

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s consolidated statement of assets and liabilities and statement of operations. Net unrealized appreciation on forward currency contracts is a receivable and net unrealized depreciation is a liability on the consolidated statement of assets and liabilities. Only the current day variation margin on futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities. The cumulative unrealized appreciation/depreciation on futures contracts is reported on the Fund’s consolidated schedule of futures contracts.

Since the derivatives held long or short are for speculative trading purposes, the Derivative Instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of net realized and net unrealized gain (loss) in the Fund’s consolidated statement of operations.

At March 31, 2018, the Fund held derivative and other financial instruments which are subject to a master netting agreement. As the table below illustrates, certain positions are netted in these consolidated financial statements.

Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Pledged (Received)	Net Amount
Forward Currency Contracts	$281,582	$(281,582)	$-	$-

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Collateral Received (Pledged)	Net Amount
Forward Currency Contracts	$371,418	$(281,582)	$(89,836)	$-

The following table presents the fair value of consolidated derivative instruments for the Fund at March 31, 2018 as presented on the Fund’s consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 38

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

	Fair Value		Net Unrealized
			Gain (Loss)
Derivatives not accounted for as hedging instruments	Assets	Liabilities	on Open Positions
Forward Currency Contracts (a)
Long	$92,396	$307,794	$(215,398)
Short	189,186	63,624	125,562
Total Forward Currency Contracts	281,582	371,418	(89,836)

Futures Contracts (b)
Long Contracts
Agricultural Commodities/Softs	$199,265	$37,811	161,454
Currencies	18,361	79,238	(60,877)
Energy	276,483	1,014	275,469
Interest Rates	344,497	23,109	321,388
Metals	5,478	251,746	(246,268)
Stock Indices	120,799	362,032	(241,233)
Total Long Contracts	964,883	754,950	209,933

Futures Contracts
Short Contracts
Agricultural Commodities/Softs	103,694	95	103,599
Currencies	-	26,540	(26,540)
Energy	6,670	3,475	3,195
Interest Rates	77,003	250,542	(173,539)
Metals	155,120	104,059	51,061
Stock Indices	1,635	33,837	(32,202)
Total Short Contracts	344,122	418,548	(74,426)
Total Futures Contracts	1,309,005	1,173,498	135,507

(a)	Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.
(b)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 39

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

The following table presents the trading results of the derivative trading and information related to the volume of the Fund’s derivative activity for the fiscal year ended March 31, 2018. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s consolidated statement of operations.

	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized
Forward Currency Contracts	$(958,166)	$(41,210)
Futures Contracts
Agricultural Commodities/Softs	(1,208,202)	275,119
Currencies	(94,272)	109,820
Energy	(1,858,255)	766,156
Interest Rates	(1,008,307)	83,367
Metals	(1,489,403)	(197,419)
Stock Indices	4,934,964	(399,771)
Total Futures Contracts	$(723,475)	$637,272

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the period were:

	Average Notional Amount
	Long Contracts	Short Contracts
Forward Currency Contracts	$30,093,930	$25,126,880
Futures Contracts	180,244,741	102,149,622

The average notional amounts reflect the fiscal year ended March 31, 2018. Please refer to the Fund’s prospectus for a listing of risks associated with these investments.

4.	Investment Transactions

For the fiscal year ended March 31, 2018, the aggregate cost of security purchases and the proceeds from security sales (excluding short-term investments and U.S. Government obligations) were $47,111,661 and $36,633,347, respectively.

For the fiscal year ended March 31, 2018, purchases and sales of U.S. Government obligations were $9,240,135 and $8,798,836, respectively.

5.	Related Party Transactions

a.     Investment Management Fee | The Board is authorized to engage an investment adviser and it has selected Steben & Company, Inc. to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Investment Manager is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 40

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

Under the terms of the Investment Management Agreement, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the average daily net assets of the Fund of 1.75%, accrued daily and payable monthly. For the fiscal year ended March 31, 2018, the Fund incurred $1,366,387 in management fees.

b.     Investment Subadvisory Fee | The Investment Manager has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Fund.

c.     Distribution Fee | The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”). Class A, Class C and Class N shareholders will pay Rule 12b-1 fees to the Distributor at the annual rate of 0.25%, 1.00% and 0.25%, respectively of average daily net assets and Class I shareholders will pay no 12b-1 fees. For the fiscal year ended March 31, 2018, the Fund incurred $7,839 in distribution fees for Class A shares, $14,069 for Class C shares and $21,357 for Class N shares.

d.     Operating Services Fee | The Fund will pay to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.24%, which is paid monthly, based on the average daily net assets of the Fund. For the fiscal year ended March 31, 2018, the Fund incurred $187,390 in operating services fees.

6.	Significant Shareholder

During 2014, Futures Portfolio Fund L.P. (“FPF”) purchased $58.5 million of Class I shares of the Fund. FPF is a Maryland partnership that is a privately offered commodity pool registered with the National Futures Association. At March 31, 2018, FPF owned 40% of the outstanding shares of the Fund and therefore had no effective control of the Fund.

A shareholder also held 48% of outstanding shares of Class N as of March 31, 2018. Investment activities of this shareholder could have a material effect on the Class N shares of the Fund.

7.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) in an annual amount of $25,000 each, which is paid through the Operating Services Agreement. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

8.	Capital Share Transactions

At March 31, 2018, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 41

Steben Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
March 31, 2018

Steben Managed Futures Strategy Fund - Class A	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	262,294	$2,539,804	142,833	$1,408,663
Dividends Reinvested	32,919	303,192	438	4,357
Shares Redeemed	(129,530)	(1,237,750)	(50,585)	(498,480)
Net Increase	165,683	$1,605,246	92,686	$914,540
Beginning Shares	267,054		174,368
Ending Shares	432,737		267,054

Steben Managed Futures Strategy Fund - Class C	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	52,021	$478,950	64,116	$625,261
Dividends Reinvested	13,119	117,266	202	1,968
Shares Redeemed	(24,687)	(224,444)	(17,157)	(168,120)
Net Increase	40,453	$371,772	47,161	$459,109
Beginning Shares	139,006		91,845
Ending Shares	179,459		139,006

Steben Managed Futures Strategy Fund - Class I	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	1,554,285	$15,004,279	1,189,051	$11,808,776
Dividends Reinvested	569,048	5,288,507	15,367	153,582
Shares Redeemed	(2,502,354)	(24,321,423)	(1,492,623)	(14,771,988)
Redemption Fees	-	288	-	292
Net Decrease	(379,021)	$(4,028,349)	(288,205)	$(2,809,338)
Beginning Shares	7,270,012		7,558,217
Ending Shares	6,890,991		7,270,012

Steben Managed Futures Strategy Fund - Class N	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	612,102	$5,943,660	513,354	$5,098,547
Dividends Reinvested	88,569	815,378	1,456	14,460
Shares Redeemed	(369,482)	(3,541,868)	(379,124)	(3,739,571)
Redemption Fees	-	149	-	-
Net Increase	331,189	$3,217,319	135,686	$1,373,436
Beginning Shares	691,719		556,033
Ending Shares	1,022,908		691,719

Steben Managed Futures Strategy Fund	Year Ended March 31, 2018		Year Ended March 31, 2017
		Amount		Amount
Total Net Increase (Decrease)		$1,165,988		$(62,253)

9.	Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2018 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 42

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.86	$9.92	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.13)	0.09	(0.49)	1.91
Total from Investment Operations	(0.19)	(0.04)	(0.64)	1.73

Less distributions paid from net investment income	-	-	(1.17)	-
Less distributions paid from net realized gain	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.80	$9.86	$9.92	$11.73

Total Investment Return[3]	(2.32)%	(0.37)%	(4.98)%	17.32%

Net Assets, End of Period, in Thousands	$3,808	$2,634	$1,730	$1,690

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.24%	2.25%	2.02%	2.00%
Ratio of net investment loss to average net assets[4]	(0.60)%	(1.29)%	(1.42)%	(1.61)%
Portfolio turnover rate[5]	88.57%	38.33%	46.20%	11.40%

[1] All ratios have been annualized except total investment return.
[2] Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
[3] Total investment return excludes the effect of applicable sales charges.
[4] Ratios do not include the income and expenses of the Trading Advisors.
[5] Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 43

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.65	$9.78	$11.65	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.20)	(0.22)	(0.26)
Net realized and unrealized gain (loss)	(0.13)	0.09	(0.49)	1.91
Total from Investment Operations	(0.26)	(0.11)	(0.71)	1.65
Less distributions paid from net investment income	-	-	(1.16)	-
Less distributions paid from net realized gain	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.52	$9.65	$9.78	$11.65

Total Investment Return[3]	(3.05)%	(1.11)%	(5.62)%	16.52%

Net Assets, End of Period, in Thousands	$1,529	$1,341	$898	$374

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.99%	3.00%	2.77%	2.75%
Ratio of net investment loss to average net assets[4]	(1.35)%	(2.04)%	(2.17)%	(2.36)%
Portfolio turnover rate[5]	88.57%	38.33%	46.20%	11.40%

[1] All ratios have been annualized except total investment return.
[2] Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
[3] Total investment return excludes the effect of applicable sales charges.
[4] Ratios do not include the income and expenses of the Trading Advisors.
[5] Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 44

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.93	$9.96	$11.75	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.10)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	(0.15)	0.09	(0.50)	1.90
Total from Investment Operations	(0.18)	(0.01)	(0.62)	1.75
Less distributions paid from net investment income	-	-	(1.17)	-
Less distributions paid from net realized gain	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.88	$9.93	$9.96	$11.75

Total Investment Return[3]	(2.08)%	(0.12)%	(4.74)%	17.49%

Net Assets, End of Period, in Thousands	$61,226	$72,159	$75,282	$78,498

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	1.99%	2.00%	1.77%	1.75%
Ratio of net investment loss to average net assets[4]	(0.35)%	(1.04)%	(1.17)%	(1.36)%
Portfolio turnover rate[5]	88.57%	38.33%	46.20%	11.40%

[1] All ratios have been annualized except total investment return.
[2] Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
[3] Total investment return excludes the effect of redemption fees.
[4] Ratios do not include the income and expenses of the Trading Advisors.
[5] Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 45

Steben Managed Futures Strategy Fund
Consolidated Financial Highlights

Steben Managed Futures Strategy Fund - Class N
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout each period)

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period from April 1, 2014 (commencement of operations) through March 31, 2015[1]

Per Share
Net asset value, beginning of period	$9.86	$9.92	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.14)	0.09	(0.49)	1.91
Total from Investment Operations	(0.20)	(0.04)	(0.64)	1.73
Less distributions paid from net investment income	-	-	(1.17)	-
Less distributions paid from net realized gain	(0.87)	(0.02)	-	-
Net Asset Value, End of Period	$8.79	$9.86	$9.92	$11.73

Total Investment Return[3]	(2.32)%	(0.37)%	(4.90)%	17.31%

Net Assets, End of Period, in Thousands	$8,996	$6,818	$5,514	$3,697

Ratios/Supplemental Data:
Ratio of expenses to average net assets[4]	2.24%	2.25%	2.02%	2.00%
Ratio of net investment loss to average net assets[4]	(0.60)%	(1.29)%	(1.42)%	(1.61)%
Portfolio turnover rate[5]	88.57%	38.33%	46.20%	11.40%

[1] All ratios have been annualized except total investment return.
[2] Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
[3] Total investment return excludes the effect of redemption fees.
[4] Ratios do not include the income and expenses of the Trading Advisors.
[5] Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 46

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 through March 31, 2018).

Actual Expenses

The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Fund’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 47

Steben Managed Futures Strategy Fund
Understanding Your Ongoing Costs
(Unaudited)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended March 31, 2018

	Fund’s Annualized Consolidated Expense Ratio	Beginning Value October 1, 2017	Ending Account Value March 31, 2018	Consolidated Expenses Paid During Period[1]
Steben Managed Futures Strategy Fund - Class A
Actual	2.24%	$1,000.00	$986.60	$11.09
Hypothetical[2]	2.24%	$1,000.00	$1,013.76	$11.25

Steben Managed Futures Strategy Fund - Class C
Actual	2.99%	$1,000.00	$996.20	$14.88
Hypothetical[2]	2.99%	$1,000.00	$1,010.02	$14.98

Steben Managed Futures Strategy Fund - Class I
Actual	1.99%	$1,000.00	$1,001.20	$9.93
Hypothetical[2]	1.99%	$1,000.00	$1,015.01	$10.00

Steben Managed Futures Strategy Fund - Class N
Actual	2.24%	$1,000.00	$1,000.00	$11.17
Hypothetical[2]	2.24%	$1,000.00	$1,013.76	$11.25

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 365 to reflect the period October 1, 2017 through March 31, 2018.
[2]	Hypothetical assumes a 5% return.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 48

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s and day-to-day business decisions based on policies set by the Board. Biographical information for the current Trustees and Officers, including age, principal occupations for the past five years, the length of time served as Trustee, and any other Director/ Trusteeships is set forth below. The Fund is part of the Steben Funds Complex, which is comprised of the Fund, the Steben Select Multi-Strategy Fund and the Steben Select Multi-Strategy Master Fund. The address of each Trustee and officer listed below is 9711 Washingtonian Blvd., Suite 400, Gaithersburg, MD 20878. The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge by visiting www.steben.com

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Other Directorships During the Past 5 Years
Independent Trustees*
Andrew Putterman# Age: 58	Trustee (Since 2018)	Principal, 1812 Park, LLC (financial consulting) (2014 to present); Advisory Director, Silver Lane Advisors (2016 to present); Advisory Board Member, Vestigo Ventures 1 GP, LLC (2016 to present); Managing Director, B+ Institutional Services, LLC (2014 to 2015); Independent Board Member, Princeton Private Equity Fund (2014 to 2015); Chairman Emeritus, Fortigent LLC (financial services) (2013 to 2014); Managing Director, LPL Financial (financial services) (2012 to 2014); The Private Trust Company (January 2013 to December 2013); President and Chief Executive Officer, Fortigent LLC (2006 to 2012 and 2013, respectively).	Trustee of Absolute Shares Trust (which consists of 12 funds), since 2014; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 70	Trustee (Since 2013)	Managing Director, Bronfman E.L. Rothschild (investment adviser) March 2017 to present; formerly, President, TriCapital Advisors, Inc., 2006 to February 2017.	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*
Kenneth E. Steben** Age: 63	Chairman of the Board, Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).

* There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

** Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.

# Member of the Audit Committee and the Governance and Nominating Committee.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 49

Steben Managed Futures Strategy Fund
Trustee and Officer Information
(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years
Carl A. Serger Age: 58	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.
Francine J. Rosenberger Age: 50	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013; Partner, K&L Gates LLP (law firm) from 2003 to January 2013.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 50

Steben Managed Futures Strategy Fund
Approval of Trading Advisory Agreement
(Unaudited)

Overview | At a meeting held on November 17, 2017, the Board of Trustees for the Steben Alternative Investment Funds (“SAIF”) and Steben Managed Futures Cayman Fund Ltd. (“Cayman Fund”) (each, a “Fund”, collectively the “Funds”), including its independent Trustees, approved the trading advisory agreements (“Trading Advisory Agreements”) between Steben and Welton Investment Partners, LLC (“Welton” or the “Trading Advisor”) as the trading advisor for SAIF on behalf of the Managed Futures Fund and the Cayman Fund.

In preparation for review of the Trading Advisory Agreements, the Board requested that the Trading Advisor provide substantial and detailed information which the Board determined are reasonably necessary to evaluate the Trading Advisory Agreements. The Trading Advisor provided information relevant to the approval of the Trading Advisory Agreements, including: (1) the nature and extent of the advisory and other services provided to or to be provided to the Funds; (2) the firm’s experience and personnel; (3) firm’s financial condition; (4) comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (5) the proposed advisory fee rates for each Fund and a comparison with fee rates charged to other clients; and (6) benefits realized or to be realized by the firm. The Board also received a presentation by Steben’s portfolio management and research and due diligence teams regarding the Trading Advisor’s firm, investment strategies, performance, due diligence, personnel and operations as they relate to the Funds.

The Trustees used this information to help them decide whether to approve the Trading Advisory Agreements. The Board posed questions to various management personnel of Steben regarding certain key aspects of the materials submitted in support of the approval of the Trading Advisory Agreements. The Board also received a detailed memorandum from counsel to the Fund and the independent Trustees regarding the responsibilities of the Board members in connection with their consideration of the Trading Advisory Agreements.

The Trustees reviewed these materials with management of Steben and independent counsel to the Trustees. The Independent Trustees also discussed the Trading Advisory Agreements with independent counsel in an executive session, at which no representatives of Steben or the Trading Advisor were present. The Trustees considered whether the Trading Advisory Agreements would be in the best interests of the Funds and their shareholders and the overall fairness of the Trading Advisory Agreements. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Trading Advisor; (2) the extent to which economies of scale will be realized as the Fund grows; and (3) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Trading Advisory Agreements and the fees provided therein with respect to the Funds should be approved. The Board was advised by independent legal counsel with respect to its deliberations regarding the approval of the Trading Advisory Agreements. The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the approval of the Trading Advisory Agreements. The determination to approve the Trading Advisory Agreements was made on the basis of each Trustee’s business judgment after consideration of all the information presented. It is important to recognize that individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent, and Quality of Services | With respect to the approval of each Trading Advisory Agreement, the Board considered the quality, background and experience of the Trading Advisor’s investment personnel responsible for managing the Funds, the size of the Trading Advisor and the Trading Advisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by the Trading Advisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Trading Advisor. The Board also considered the Trading Advisor’s representations regarding its compliance program. The

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 51

Steben Managed Futures Strategy Fund
Approval of Trading Advisory Agreement
(Unaudited)

Board concluded that the nature, extent and quality of the trading advisory service to be provided by the Trading Advisor were appropriate and thus supported a decision to approve each Trading Advisory Agreement.

Investment Performance | The Board considered the performance of the Trading Advisor’s trading program and found such overall past results to be satisfactory.

Costs of Services Provided and Level of Profitability | In analyzing the cost of services for the Trading Advisor in connection with its trading advisory services to be provided to the Funds, the Board considered that Steben pays the Trading Advisor from its advisory fee rate and, thus, Steben negotiated at arms’ length. On the basis of the Board’s review of the proposed fee rate to be charged by the Trading Advisor for trading advisory services, the relatively unique, and highly specialized nature of the Funds’ investment program, and the Trading Advisor’s financial information, the Board concluded that the level of the trading advisory fee rate is appropriate in light of the services to be provided.

Economies of Scale | The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. In considering the overall fairness of the Trading Advisory Agreements, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Trustees determined that the proposed trading advisory fee rate in the Trading Advisory Agreements is reasonable and appropriate. The Trustees also noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of fees payable to Steben.

Conclusion | Based on all of the information presented to and considered by the Trustees and the conclusions that it reached, the Trustees approved each Trading Advisory Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 52

Steben Managed Futures Strategy Fund
Additional Information
(Unaudited)

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Fund	% of Short-Term Capital Gain
Steben Managed Futures Strategy Fund	100%

Privacy Policy

The Fund collects non-public information about you from the following sources:

● information we receive about you on applications or other forms;

● information you give us orally; and

● information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Affirmation of Commodity Pool Operator

To the best of my knowledge and belief, the information contained in the attached consolidated financial statements for the Steben Managed Futures Strategy Fund for the fiscal year ended March 31, 2018, is accurate and complete.

Ken Steben, President and Chief Executive Officer

Steben & Company, Inc.

Steben Managed Futures Strategy Fund | Annual Report to Shareholders 53

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: info@steben.com	On the Internet: Visit our website at www.steben.com

By Telephone: Call (855) 775-5571	By Mail: Steben Managed Futures Strategy Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Availability of Quarterly Portfolio Schedules

 In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.steben.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.steben.com and by calling 1-855-775-5571 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-855-775-5571.

Fund Service Providers:

CUSTODIAN U.S. Bank, N.A. Milwaukee, Wisconsin	TRANSFER AGENT U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Columbus, Ohio	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Andrew Putterman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$43,000	$34,500
Audit-Related Fees	$0	$0
Tax Fees	$10,035	$9,610
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	$10,035	$9,610
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has a nominating committee, consisting of Messrs. Andrew Putterman and Mark Schwartz (the “Nominating Committee”). The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Item 11. Controls and Procedures.

(a)   The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)   (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Steben Alternative Investment Funds

By (Signature and Title)	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date	June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date	June 8, 2018

By (Signature and Title)	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date	June 8, 2018